Cincinnati Bell Reports First Quarter 2013 Results

•Strong first quarter Adjusted EBITDA of $110 million, excluding CyrusOne
•Fioptics revenue totaled $22 million, up 52 percent year-over-year
•Fioptics and DSL high-speed internet subs increased 3,000 compared to first quarter 2012

CINCINNATI - May 9, 2013 - Cincinnati Bell Inc. (NYSE:CBB) today announced financial results for the first quarter of 2013. Revenue excluding CyrusOne for the first quarter of 2013 was $310 million, up slightly on a comparable basis to the prior year. Adjusted EBITDA1 excluding CyrusOne of $110 million was comparable with the first quarter of 2012. The first quarter 2013 results include a $6 million gain related to mark-to-market adjustments on compensation plans.

For the quarter, the company's consolidated results include CyrusOne up to its IPO date of January 24, 2013. On this basis, revenue was $326 million and operating income was $19 million. The 2013 first quarter net loss of $37 million included the following special items: IPO-related compensation of $36 million, additional depreciation of $9 million resulting from a change in the remaining estimated useful lives of certain network assets, restructuring charges of $3 million, a loss on the disposal of assets of $3 million, and an income tax charge of $11 million primarily related to the reserve of Texas tax credits.

After the IPO date, the company no longer consolidates the results of CyrusOne, but accounts for CyrusOne as an equity method investment. For the period to January 24, 2013, CyrusOne revenue of $15 million, operating income of $3 million, and Adjusted EBITDA of $8 million were included in the company's results for the quarter ended March 31, 2013. Additionally, CyrusOne capital expenditures were $8 million and free cash flows2 were negative $3 million through the close of the IPO.

“We are very pleased with our performance to start the year, particularly the strong Adjusted EBITDA generated during the quarter,” said Ted Torbeck, president and chief executive officer. “Fioptics revenue growth of 52 percent from the first quarter of 2012 is impressive and in line with our expectations for this superior product suite. As we generate growth from our fiber services, we remain intently focused on customer service, our operations initiatives and maximizing profitability from our legacy products.”

Quarterly Highlights

•
Including both Fioptics and DSL, high-speed internet subscribers increased to 260,000, up from 257,000 at the end of the first quarter in 2012. The construction of the Fioptics network continues to improve the overall quality and speed of our entire network, generating increases in our Fioptics subscribers and mitigating the losses of our legacy DSL customers.

•
Fioptics revenue totaled $22 million in the quarter, a 52 percent increase compared to revenue of $14 million in the first quarter of 2012. During the quarter, the company expanded its Fioptics network to pass 15,000 additional homes and businesses, ending the quarter with a total of 220,000 units passed. Compared to the first quarter of 2012, the company increased its Fioptics entertainment subscribers by 35 percent to 58,000 subscribers and its Fioptics high-speed internet subscribers by 42 percent to 61,000 subscribers at the end of March 2013. Fioptics consumer monthly ARPU was $136 for the quarter, up from $126 in the first quarter of 2012.

•
The company effectively owns a 69 percent equity method investment in CyrusOne. In its first quarter 2013 earnings call yesterday evening, CyrusOne reported 15 percent year-over-year revenue growth to $60 million, and an 11 percent year-over-year Adjusted EBITDA increase to $32 million.

Financial and Operations Review
“The increases in Fioptics subscribers and revenue are very encouraging. It provides us strong momentum going into the rest of the year and will be the catalyst to transform Cincinnati Bell into a growth-oriented fiber company,” said Kurt Freyberger, chief financial officer. “The results reported last evening by CyrusOne were impressive as well, and we continue to be bullish on this investment as an opportunity to significantly reduce our long-term debt and create shareholder value.”

Wireline Segment
Wireline revenue of $180 million during the quarter was comparable to $182 million in the first quarter of 2012, as the growth of the company's Fioptics entertainment and data product lines continue to partially offset the impact of access line losses. Operating income for the first quarter of 2013 was $50 million, down from $57 million in the same period of 2012. Adjusted EBITDA in the first quarter of 2013 declined by $4 million to $84 million due to continued loss of high margin access lines. Adjusted EBITDA margin3 of 47 percent was comparable to the fourth quarter of 2012.

The company's Fioptics product suite now passes 220,000 addresses. The segment ended the quarter with 61,000 Fioptics high-speed internet subscribers and 58,000 entertainment subscribers, up 42 percent and 35 percent, respectively, compared to the first quarter in 2012. Access line losses were 7.8 percent in the first quarter of 2013 compared to 8.3 percent in the prior year.

Wireless Segment
Wireless revenue was $53 million for the quarter, a decrease of 16 percent from the first quarter of 2012 as postpaid subscriber losses continued. The segment's Adjusted EBITDA of $20 million in the quarter resulted in an Adjusted EBITDA margin of 38 percent. Wireless operating income was $1 million compared to $15 million in the first quarter of 2012. During the first quarter of 2013, the remaining useful lives of certain network software were reassessed, which resulted in additional depreciation expense of approximately $9 million.

Total wireless subscribers at the end of the quarter decreased to 385,000 compared to 446,000 at the end of the first quarter of 2012.

IT Services and Hardware Segment
Revenue was $85 million for the quarter compared to $73 million in the first quarter of 2012, driven by a 25 percent increase in hardware sales. Adjusted EBITDA of $4 million was comparable to the first quarter of 2012, and the Adjusted EBITDA margin of 5 percent was down from 6 percent last year.

Investment in CyrusOne
CyrusOne revenue of $15 million and operating income of $3 million were included in the company's consolidated results to January 24, the closing date of CyrusOne's IPO. After the IPO date, the company no longer consolidates the results of CyrusOne, but rather accounts for CyrusOne on the equity method.

In April of 2013, Cincinnati Bell received a $7 million quarterly cash dividend from CyrusOne. Cincinnati Bell continues to effectively own 69 percent of CyrusOne, and the company's investment in CyrusOne is currently valued at approximately $1 billion.

In the first quarter of 2013, CyrusOne reported revenue of $60 million and Adjusted EBITDA of $32 million. CyrusOne has 921,000 square feet of total data center colocation space, which is 81 percent utilized at March 31, 2013. CyrusOne provided a full year 2013 revenue guidance range of $260 million to $270 million and an Adjusted EBITDA guidance range of $133 million to $137 million.

2013 Outlook
Cincinnati Bell reaffirms its financial guidance for 2013, which excludes CyrusOne results:

Category	2013 Guidance
Revenue	$1.2 billion
Adjusted EBITDA	Approx. $390 million*
*Plus or minus 2 percent

Conference Call/Webcast
Cincinnati Bell will host a conference call on May 9 at 10:00 a.m. (ET) to discuss its results for the first quarter of 2013. A live webcast of the call will be available via the Investor Relations section of www.cincinnatibell.com. The conference call dial-in number is (866) 780-1078. Callers located outside of the U.S. and Canada may dial (816) 581-1572. A taped replay of the conference call will be available one hour after the conclusion of the call until 10:00 a.m. on Thursday May 23, 2013. For U.S. callers, the replay will be available at (888) 203-1112. For callers outside of the U.S. and Canada, the replay will be available at (719) 457-0820. The replay reference number is 9108548. An archived version of the webcast will also be available in the Investor Relations section of www.cincinnatibell.com.

Safe Harbor Note
This release and the documents incorporated by reference herein contain forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

Use of Non-GAAP Financial Measures
This press release contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt, net income excluding special items, and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of these non-GAAP financial measures to comparable GAAP financial measures have been included in the tables distributed with this release and are available in the Investor Relations section of www.cincinnatibell.com.

1Adjusted EBITDA provides a useful measure of operational performance. The company defines Adjusted EBITDA as GAAP operating income plus depreciation, amortization, restructuring charges, asset impairments, components of pension and other retirement plan costs related to interest costs, asset returns, and amortization of actuarial gains and losses, and other special items.

CyrusOne defines Adjusted EBITDA as net (loss) income as defined by U.S. GAAP excluding noncontrolling interests plus interest expense, income tax (benefit) expense, depreciation and amortization, stock-based compensation expense, transaction costs and employee incentive compensation expense related to the initial public offering, including acquisition pursuit costs, loss on sale of receivables to affiliate, restructuring costs, loss on extinguishment of debt, asset impairments and excluding (gain) loss on sale of real estate improvements. Other companies may not calculate Adjusted EBITDA in the same manner as CyrusOne. Accordingly, CyrusOne's Adjusted EBITDA as presented may not be comparable to others. Detailed reconciliations of CyrusOne's Adjusted EBITDA to the comparable GAAP financial measure is available in the Investor Relations section of www.cyrusone.com.

2Free cash flow provides a useful measure of operational performance, liquidity and financial health. The company defines free cash flow as cash provided by (used in) operating, financing and investing activities, adjusted for the issuance and repayment of debt, debt issuance costs, the repurchase of common stock, and the proceeds from the sale or the use of funds from the purchase of business operations, including transaction costs. Free cash flow should not be considered as an alternative to net income (loss), operating income (loss), cash flow from operating activities, or the change in cash on the balance sheet and may not be comparable with free cash flow as defined by other companies. Although the company feels that there is no comparable GAAP measure for free cash flow, the attached financial information reconciles free cash flow to the net increase (decrease) in cash and cash equivalents.

3Adjusted EBITDA margin provides a useful measure of operational performance. The company defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. Adjusted EBITDA margin should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

Net debt provides a useful measure of liquidity and financial health. The company defines net debt as the sum of the face amount of short-term and long-term debt and unamortized premium and/or discount, offset by cash and cash equivalents.

Net income excluding special items in total and per share provides a useful measure of operating performance. Net income excluding special items should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with net income excluding special items as defined by other companies.

About Cincinnati Bell Inc.
With headquarters in Cincinnati, Ohio, Cincinnati Bell (NYSE: CBB) provides integrated communications solutions - including local and long distance voice, data, high-speed internet, entertainment and wireless services - that keep residential and business customers in Greater Cincinnati and Dayton connected with each other and with the world. In addition, enterprise customers across the United States rely on Cincinnati Bell for efficient, scalable office communications systems and end-to-end IT solutions. Cincinnati Bell also is the majority owner of CyrusOne (NASDAQ: CONE), which provides best-in-class data center colocation services to enterprise customers through its facilities with fully redundant power and cooling solutions that are currently located in the Midwest, Texas, Arizona, London and Singapore. For more information, please visit www.cincinnatibell.com.

Cincinnati Bell Inc.
Consolidated Statements of Operations
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended
	March 31,		Change
	2013	2012	$	%

Revenue	$325.7	$362.8	$(37.1)	(10)%

Costs and expenses
Cost of services and products	161.8	165.8	(4.0)	(2)%
Selling, general and administrative	53.1	64.0	(10.9)	(17)%
Depreciation and amortization	50.6	51.1	(0.5)	(1)%
Transaction-related compensation	35.5	—	35.5	n/m
Restructuring charges	2.6	0.9	1.7	n/m
Loss on sale or disposal of assets, net	2.5	—	2.5	n/m
Transaction costs	0.4	—	0.4	n/m

Operating income	19.2	81.0	(61.8)	(76)%

Interest expense	47.9	54.4	(6.5)	(12)%
Loss from CyrusOne equity method investment	1.9	—	1.9	n/m
Other (income) expense, net	(0.3)	1.5	(1.8)	n/m

(Loss) income before income taxes	(30.3)	25.1	(55.4)	n/m
Income tax expense	6.4	12.5	(6.1)	(49)%

Net (loss) income	(36.7)	12.6	(49.3)	n/m

Preferred stock dividends	2.6	2.6	—	0%

Net (loss) income applicable to common shareowners	$(39.3)	$10.0	$(49.3)	n/m

Basic and diluted (loss) earnings per common share	$(0.19)	$0.05

Weighted average common shares outstanding
(in millions)
- Basic	202.8	195.3
- Diluted	202.8	201.6

Cincinnati Bell Inc.
Consolidated Statements of Operations
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended
	March 31,	December 31,	Change
	2013	2012	$	%

Revenue	$325.7	$374.7	$(49.0)	(13)%

Costs and expenses
Cost of services and products	161.8	184.8	(23.0)	(12)%
Selling, general and administrative	53.1	69.9	(16.8)	(24)%
Depreciation and amortization	50.6	57.2	(6.6)	(12)%
Transaction-related compensation	35.5	—	35.5	n/m
Restructuring charges	2.6	0.4	2.2	n/m
Loss (gain) on sale or disposal of assets, net	2.5	(1.0)	3.5	n/m
Transaction costs	0.4	4.6	(4.2)	(91)%
Asset impairments	—	0.9	(0.9)	n/m

Operating income	19.2	57.9	(38.7)	(67)%

Interest expense	47.9	55.6	(7.7)	(14)%
Loss from CyrusOne equity method investment	1.9	—	1.9	n/m
Loss on extinguishment of debt	—	13.6	(13.6)	n/m
Other (income) expense, net	(0.3)	0.1	(0.4)	n/m

Loss before income taxes	(30.3)	(11.4)	(18.9)	n/m
Income tax expense (benefit)	6.4	(1.6)	8.0	n/m

Net loss	(36.7)	(9.8)	(26.9)	n/m

Preferred stock dividends	2.6	2.6	—	0%

Net loss applicable to common shareowners	$(39.3)	$(12.4)	$(26.9)	n/m

Basic and diluted loss per common share	$(0.19)	$(0.06)

Weighted average common shares outstanding
(in millions)
- Basic	202.8	199.9
- Diluted	202.8	199.9

Cincinnati Bell Inc.
Income Statements by Segment
(Unaudited)
(Dollars in millions)

	Three Months Ended
	March 31,		Change
	2013	2012	$	%
Wireline
Revenue
Data	$78.1	$76.0	$2.1	3%
Voice - local service	59.5	66.0	(6.5)	(10)%
Long distance and VoIP	26.9	28.9	(2.0)	(7)%
Entertainment	12.0	7.7	4.3	56%
Other	3.2	3.8	(0.6)	(16)%

Total revenue	179.7	182.4	(2.7)	(1)%

Operating costs and expenses
Cost of services and products	71.2	68.8	2.4	3%
Selling, general and administrative	31.0	30.5	0.5	2%
Depreciation and amortization	26.8	25.9	0.9	3%
Other*	0.6	—	0.6	n/m

Total operating costs and expenses	129.6	125.2	4.4	4%

Operating income	$50.1	$57.2	$(7.1)	(12)%

Wireless
Revenue
Service	$49.3	$59.1	$(9.8)	(17)%
Equipment	4.0	4.6	(0.6)	(13)%

Total revenue	53.3	63.7	(10.4)	(16)%

Operating costs and expenses
Cost of services and products	23.5	29.5	(6.0)	(20)%
Selling, general and administrative	9.8	10.7	(0.9)	(8)%
Depreciation and amortization	16.0	7.9	8.1	n/m
Other*	3.3	0.5	2.8	n/m

Total operating costs and expenses	52.6	48.6	4.0	8%

Operating income	$0.7	$15.1	$(14.4)	(95)%

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$56.9	$45.7	$11.2	25%
Managed and professional services	27.6	27.5	0.1	0%

Total revenue	84.5	73.2	11.3	15%

Operating costs and expenses
Cost of services and products	69.4	58.7	10.7	18%
Selling, general and administrative	10.7	10.3	0.4	4%
Depreciation and amortization	2.5	1.6	0.9	56%

Total operating costs and expenses	82.6	70.6	12.0	17%

Operating income	$1.9	$2.6	$(0.7)	(27)%

Data Center Colocation**
Revenue	$15.6	$52.6	$(37.0)	(70)%

Operating costs and expenses
Cost of services	4.8	17.3	(12.5)	(72)%
Selling, general and administrative	2.4	6.5	(4.1)	(63)%
Depreciation and amortization	5.2	15.6	(10.4)	(67)%

Total operating costs and expenses	12.4	39.4	(27.0)	(69)%

Operating income	$3.2	$13.2	$(10.0)	(76)%

	*Other includes restructuring charges and loss or gain on sale or disposal of assets.

**CyrusOne completed its IPO on January 24, 2013. Results for 2013 only include CyrusOne's results through this date. After January 24, 2013, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Income Statements by Segment
(Unaudited)
(Dollars in millions)

	Three Months Ended
	March 31,	December 31,	Change
	2013	2012	$	%
Wireline
Revenue
Data	$78.1	$77.5	$0.6	1%
Voice - local service	59.5	61.7	(2.2)	(4)%
Long distance and VoIP	26.9	27.8	(0.9)	(3)%
Entertainment	12.0	9.8	2.2	22%
Other	3.2	5.3	(2.1)	(40)%

Total revenue	179.7	182.1	(2.4)	(1)%

Operating costs and expenses
Cost of services and products	71.2	72.3	(1.1)	(2)%
Selling, general and administrative	31.0	31.6	(0.6)	(2)%
Depreciation and amortization	26.8	27.1	(0.3)	(1)%
Other*	0.6	1.0	(0.4)	(40)%

Total operating costs and expenses	129.6	132.0	(2.4)	(2)%

Operating income	$50.1	$50.1	$—	0%

Wireless
Revenue
Service	$49.3	$52.8	$(3.5)	(7)%
Equipment	4.0	4.0	—	0%

Total revenue	53.3	56.8	(3.5)	(6)%

Operating costs and expenses
Cost of services and products	23.5	28.3	(4.8)	(17)%
Selling, general and administrative	9.8	11.4	(1.6)	(14)%
Depreciation and amortization	16.0	7.9	8.1	n/m
Other*	3.3	1.5	1.8	n/m

Total operating costs and expenses	52.6	49.1	3.5	7%

Operating income	$0.7	$7.7	$(7.0)	(91)%

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$56.9	$59.6	$(2.7)	(5)%
Managed and professional services	27.6	27.3	0.3	1%

Total revenue	84.5	86.9	(2.4)	(3)%

Operating costs and expenses
Cost of services and products	69.4	72.4	(3.0)	(4)%
Selling, general and administrative	10.7	10.3	0.4	4%
Depreciation and amortization	2.5	2.3	0.2	9%
Other*	—	(1.2)	1.2	n/m

Total operating costs and expenses	82.6	83.8	(1.2)	(1)%

Operating income	$1.9	$3.1	$(1.2)	(39)%

Data Center Colocation**
Revenue	$15.6	$58.0	$(42.4)	(73)%

Operating costs and expenses
Cost of services	4.8	20.6	(15.8)	(77)%
Selling, general and administrative	2.4	9.8	(7.4)	(76)%
Depreciation and amortization	5.2	19.7	(14.5)	(74)%

Total operating costs and expenses	12.4	50.1	(37.7)	(75)%

Operating income	$3.2	$7.9	$(4.7)	(59)%

	*Other includes restructuring charges, loss or gain on sale or disposal of assets and asset impairments.

**CyrusOne completed its IPO on January 24, 2013. Results for 2013 only include CyrusOne's results through this date. After January 24, 2013, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Segment Information
(Unaudited)
(Dollars in millions)
	Three Months Ended
	March 31,		Change
	2013	2012	$	%
Revenue
Wireline	$179.7	$182.4	$(2.7)	(1)%
Wireless	53.3	63.7	(10.4)	(16)%
IT Services and Hardware	84.5	73.2	11.3	15%
Data Center Colocation**	15.6	52.6	(37.0)	(70)%
Eliminations	(7.4)	(9.1)	1.7	19%

Total revenue	$325.7	$362.8	$(37.1)	(10)%

Cost of Services and Products
Wireline	$71.2	$68.8	$2.4	3%
Wireless	23.5	29.5	(6.0)	(20)%
IT Services and Hardware	69.4	58.7	10.7	18%
Data Center Colocation**	4.8	17.3	(12.5)	(72)%
Eliminations	(7.1)	(8.5)	1.4	16%

Total cost of services and products	$161.8	$165.8	$(4.0)	(2)%

Selling, General and Administrative
Wireline	$31.0	$30.5	$0.5	2%
Wireless	9.8	10.7	(0.9)	(8)%
IT Services and Hardware	10.7	10.3	0.4	4%
Data Center Colocation**	2.4	6.5	(4.1)	(63)%
Corporate and eliminations	(0.8)	6.0	(6.8)	n/m

Total selling, general and administrative	$53.1	$64.0	$(10.9)	(17)%

Depreciation and Amortization
Wireline	$26.8	$25.9	$0.9	3%
Wireless	16.0	7.9	8.1	n/m
IT Services and Hardware	2.5	1.6	0.9	56%
Data Center Colocation**	5.2	15.6	(10.4)	(67)%
Corporate	0.1	0.1	—	0%

Total depreciation and amortization	$50.6	$51.1	$(0.5)	(1)%

Other*
Wireline	$0.6	$—	$0.6	n/m
Wireless	3.3	0.5	2.8	n/m
IT Services and Hardware	—	—	—	n/m
Data Center Colocation**	—	—	—	n/m
Corporate	37.1	0.4	36.7	n/m

Total other	$41.0	$0.9	$40.1	n/m

Operating Income
Wireline	$50.1	$57.2	$(7.1)	(12)%
Wireless	0.7	15.1	(14.4)	(95)%
IT Services and Hardware	1.9	2.6	(0.7)	(27)%
Data Center Colocation**	3.2	13.2	(10.0)	(76)%
Corporate	(36.7)	(7.1)	(29.6)	n/m

Total operating income	$19.2	$81.0	$(61.8)	(76)%

	*Other includes restructuring charges, loss or gain on sale or disposal of assets, transaction-related compensation and transaction costs.

**CyrusOne completed its IPO on January 24, 2013. Results for 2013 only include CyrusOne's results through this date. After January 24, 2013, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Segment Information
(Unaudited)
(Dollars in millions)

	Three Months Ended
	March 31,	December 31,	Change
	2013	2012	$	%
Revenue
Wireline	$179.7	$182.1	$(2.4)	(1)%
Wireless	53.3	56.8	(3.5)	(6)%
IT Services and Hardware	84.5	86.9	(2.4)	(3)%
Data Center Colocation**	15.6	58.0	(42.4)	(73)%
Eliminations	(7.4)	(9.1)	1.7	19%

Total revenue	$325.7	$374.7	$(49.0)	(13)%

Cost of Services and Products
Wireline	$71.2	$72.3	$(1.1)	(2)%
Wireless	23.5	28.3	(4.8)	(17)%
IT Services and Hardware	69.4	72.4	(3.0)	(4)%
Data Center Colocation**	4.8	20.6	(15.8)	(77)%
Eliminations	(7.1)	(8.8)	1.7	19%

Total cost of services and products	$161.8	$184.8	$(23.0)	(12)%

Selling, General and Administrative
Wireline	$31.0	$31.6	$(0.6)	(2)%
Wireless	9.8	11.4	(1.6)	(14)%
IT Services and Hardware	10.7	10.3	0.4	4%
Data Center Colocation**	2.4	9.8	(7.4)	(76)%
Corporate and eliminations	(0.8)	6.8	(7.6)	n/m

Total selling, general and administrative	$53.1	$69.9	$(16.8)	(24)%

Depreciation and Amortization
Wireline	$26.8	$27.1	$(0.3)	(1)%
Wireless	16.0	7.9	8.1	n/m
IT Services and Hardware	2.5	2.3	0.2	9%
Data Center Colocation**	5.2	19.7	(14.5)	(74)%
Corporate	0.1	0.2	(0.1)	(50)%

Total depreciation and amortization	$50.6	$57.2	$(6.6)	(12)%

Other*
Wireline	$0.6	$1.0	$(0.4)	(40)%
Wireless	3.3	1.5	1.8	n/m
IT Services and Hardware	—	(1.2)	1.2	n/m
Data Center Colocation**	—	—	—	n/m
Corporate	37.1	3.6	33.5	n/m

Total other	$41.0	$4.9	$36.1	n/m

Operating Income
Wireline	$50.1	$50.1	$—	0%
Wireless	0.7	7.7	(7.0)	(91)%
IT Services and Hardware	1.9	3.1	(1.2)	(39)%
Data Center Colocation**	3.2	7.9	(4.7)	(59)%
Corporate	(36.7)	(10.9)	(25.8)	n/m

Total operating income	$19.2	$57.9	$(38.7)	(67)%

	*Other includes restructuring charges, loss or gain on sale or disposal of assets, transaction-related compensation, transaction costs and asset impairments.

**CyrusOne completed its IPO on January 24, 2013. Results for 2013 only include CyrusOne's results through this date. After January 24, 2013, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Segment Metric Information
(Unaudited)
(In thousands)

	March 31,	December 31,	March 31,
	2013	2012	2012

Local access lines	561.4	573.9	608.6

Long distance lines	410.4	417.9	439.2

High-speed internet subscribers
DSL subscribers	199.5	202.6	214.4
Fioptics subscribers	60.7	56.8	42.8

	260.2	259.4	257.2

Fioptics units passed	220.0	205.0	147.0

Fioptics entertainment subscribers	57.6	55.1	42.7

Wireless
Postpaid wireless subscribers	236.6	251.3	297.7
Prepaid wireless subscribers	148.7	146.5	148.7
	385.3	397.8	446.4

Cincinnati Bell Inc.
Local Access Line Detail
(Unaudited)
(In thousands)

	2011				2012				2013
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
Local Access Lines

In-Territory:
Primary Residential	321.8	313.8	304.8	296.7	288.9	281.7	274.3	266.4	259.1
Secondary Residential	18.3	16.3	15.6	14.9	14.2	13.6	13.1	12.5	12.0
Business/Other	250.7	248.7	244.4	240.8	238.5	237.5	234.4	232.1	229.7
Total In-Territory	590.8	578.8	564.8	552.4	541.6	532.8	521.8	511.0	500.8

Out-of-Territory:
Primary Residential	30.4	29.3	27.8	26.7	25.2	24.3	23.3	22.4	20.8
Secondary Residential	0.9	0.9	0.9	0.8	0.8	0.8	0.7	0.7	0.6
Business/Other	41.5	41.6	41.8	41.4	41.0	40.6	40.0	39.8	39.2
Total Out-of-Territory	72.8	71.8	70.5	68.9	67.0	65.7	64.0	62.9	60.6

Total Access Lines	663.6	650.6	635.3	621.3	608.6	598.5	585.8	573.9	561.4

Cincinnati Bell Inc.
Net Debt and Common Shares Outstanding
(Unaudited)
(Dollars and shares in millions)

	March 31,	December 31,
	2013	2012

Receivables Facility	$54.0	$52.0
8 1/4% Senior Notes due 2017	500.0	500.0
8 3/4% Senior Subordinated Notes due 2018	625.0	625.0
8 3/8% Senior Notes due 2020	683.9	683.9
CyrusOne 6 3/8% Senior Notes due 2022*	—	525.0
7 1/4% Senior Notes due 2023	40.0	40.0
Various Cincinnati Bell Telephone notes	134.5	134.5
Capital leases and other debt*	103.7	136.5
Net unamortized discount	(7.1)	(7.5)

Total debt	2,134.0	2,689.4

Less: Cash and cash equivalents	(5.1)	(23.6)

Net debt (as defined by the company)	$2,128.9	$2,665.8

Credit facility availability:
Corporate	$200.0	$200.0
CyrusOne**	—	225.0

	$200.0	$425.0

Common shares outstanding	207.9	202.5

*On January 24, 2013, CyrusOne completed its IPO. As of this date, Cincinnati Bell no longer has any obligations related to CyrusOne's 6 3/8% Senior Notes due 2022 or capital lease obligations.
** On January 24, 2013, CyrusOne completed its IPO. As of this date, Cincinnati Bell no longer has access to the CyrusOne credit facility.

Cincinnati Bell Inc.
Reconciliation of Net Income (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)

	Three Months Ended March 31, 2013
	Wireline	Wireless	IT Services & Hardware	Data Center Colocation*	Corporate	Total Company

Net Loss (GAAP)						$(36.7)
Add:
Income tax expense						6.4
Interest expense						47.9
Loss from CyrusOne equity method investment						1.9
Other income, net						(0.3)

Operating Income (GAAP)	$50.1	$0.7	$1.9	$3.2	$(36.7)	$19.2
Add:
Depreciation and amortization	26.8	16.0	2.5	5.2	0.1	50.6
Transaction-related compensation	—	—	—	—	35.5	35.5
Restructuring charges	1.4	—	—	—	1.2	2.6
Loss (gain) on sale or disposal of assets	(0.8)	3.3	—	—	—	2.5
Transaction costs	—	—	—	—	0.4	0.4
Pension and other retirement plan expenses	6.9	—	—	—	0.4	7.3

Adjusted EBITDA (Non-GAAP)	$84.4	$20.0	$4.4	$8.4	$0.9	$118.1

Adjusted EBITDA Margin	47%	38%	5%	54%	—	36%

	Three Months Ended December 31, 2012
	Wireline	Wireless	IT Services & Hardware	Data Center Colocation	Corporate	Total Company

Net Loss (GAAP)						$(9.8)
Add:
Income tax benefit						(1.6)
Interest expense						55.6
Loss on extinguishment of debt						13.6
Other expense, net						0.1

Operating Income (GAAP)	$50.1	$7.7	$3.1	$7.9	$(10.9)	$57.9
Add:
Depreciation and amortization	27.1	7.9	2.3	19.7	0.2	57.2
Restructuring charges (reversals)	1.9	1.1	(1.2)	—	(1.4)	0.4
Loss (gain) on sale or disposal of assets	(1.4)	—	—	—	0.4	(1.0)
Transaction costs	—	—	—	—	4.6	4.6
Impairment of goodwill and other assets	0.5	0.4	—	—	—	0.9
Legal claim costs	—	—	—	0.2	—	0.2
Pension and other retirement plan expenses	5.8	—	—	—	0.3	6.1

Adjusted EBITDA (Non-GAAP)	$84.0	$17.1	$4.2	$27.8	$(6.8)	$126.3

Adjusted EBITDA Margin	46%	30%	5%	48%	—	34%

Sequential dollar change in Adjusted EBITDA	$0.4	$2.9	$0.2	$(19.4)	$7.7	$(8.2)

Sequential percentage change in Adjusted EBITDA	0%	17%	5%	(70)%	113%	(6)%

	Three Months Ended March 31, 2012
	Wireline	Wireless	IT Services & Hardware	Data Center Colocation	Corporate	Total Company

Net Income (GAAP)						$12.6
Add:
Income tax expense						12.5
Interest expense						54.4
Other expense, net						1.5

Operating Income (GAAP)	$57.2	$15.1	$2.6	$13.2	$(7.1)	$81.0
Add:
Depreciation and amortization	25.9	7.9	1.6	15.6	0.1	51.1
Restructuring charges	—	0.5	—	—	0.4	0.9
Pension and other retirement plan expenses	5.4	—	—	—	0.4	5.8

Adjusted EBITDA (Non-GAAP)	$88.5	$23.5	$4.2	$28.8	$(6.2)	$138.8

Adjusted EBITDA Margin	49%	37%	6%	55%	—	38%

Year-over-year dollar change in Adjusted EBITDA	$(4.1)	$(3.5)	$0.2	$(20.4)	$7.1	$(20.7)

Year-over-year percentage change in Adjusted EBITDA	(5)%	(15)%	5%	(71)%	115%	(15)%
*CyrusOne completed its IPO on January 24, 2013. Results for 2013 only include CyrusOne's results through this date. After January 24, 2013, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Consolidated Statements of Cash Flows
(Unaudited)
(Dollars in millions)

	Three Months Ended
	March 31,
	2013	2012

Cash provided by operating activities	$42.3	$23.6

Capital expenditures	(50.9)	(84.6)
Proceeds from sale of assets	0.8	—
Release of restricted cash	0.4	—
Cash divested from deconsolidation of CyrusOne	(12.2)	—

Cash used in investing activities	(61.9)	(84.6)

Increase in corporate credit and receivables facilities, net	2.0	—
Repayment of debt	(3.1)	(4.0)
Dividends paid on preferred stock	(2.6)	(2.6)
Common stock repurchase	—	(0.3)
Proceeds from exercise of options and warrants	6.6	—
Other, net	(1.8)	1.1

Cash provided by (used in) financing activities	1.1	(5.8)

Net decrease in cash and cash equivalents	(18.5)	(66.8)
Cash and cash equivalents at beginning of period	23.6	73.7

Cash and cash equivalents at end of period	$5.1	$6.9

Reconciliation of GAAP Cash Flow to
Free Cash Flow (as defined by the company)
Net decrease in cash and cash equivalents	$(18.5)	$(66.8)
Less adjustments:
Increase in corporate credit and receivables facilities, net	(2.0)	—
Cash divested from deconsolidation of CyrusOne	12.2	—
Repayment of debt	3.1	4.0
Transaction-related compensation and other costs	2.4	—
Common stock repurchase	—	0.3

Free cash flow	(2.8)	(62.5)

Less: CyrusOne's free cash flows*	(3.3)	(34.8)
Free cash flow excluding CyrusOne	$0.5	$(27.7)

Income tax payments (refunds)	$1.8	$(0.8)

*CyrusOne's free cash flows for 2013 were comprised of cash generated from operating activities of $4.0 million and cash used in investing activities of $7.3 million.

Cincinnati Bell Inc.
Free Cash Flow (as defined by the company)
(Unaudited)
(Dollars in millions)

Free Cash Flow for the three months ended March 31, 2012	$(62.5)

Decrease in Adjusted EBITDA	(20.7)
Decrease in capital expenditures	33.7
Decrease in interest payments	10.2
Decrease in pension and postretirement payments and contributions	3.9
Change in working capital and other	32.6

Free Cash Flow for the three months ended March 31, 2013	(2.8)
Less: CyrusOne's free cash flows for the period ended January 23, 2013	(3.3)
Free Cash Flow excluding CyrusOne for the three months ended March 31, 2013	$0.5

Cincinnati Bell Inc.
Capital Expenditures
(Unaudited)
(Dollars in millions)

	Three Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012

Wireline	$33.8	$36.7	$27.8	$26.4	$23.3
Wireless	8.2	3.4	4.2	1.9	6.3
IT Services and Hardware	1.2	2.4	1.9	2.5	2.2
Data Center Colocation*	7.7	81.8	41.6	52.0	52.8
Total capital expenditures	$50.9	$124.3	$75.5	$82.8	$84.6

*CyrusOne completed its IPO on January 24, 2013. Results for 2013 only include CyrusOne's results through this date. After January 24, 2013, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			March 31, 2013
		March 31, 2013			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$325.7	$—		$325.7

	Costs and expenses
	Cost of services and products	161.8	—		161.8
	Selling, general and administrative	53.1	—		53.1
	Depreciation and amortization	50.6	(8.5)	[A]	42.1
	Transaction-related compensation	35.5	(35.5)	[B]	—
	Restructuring charges	2.6	(2.6)	[C]	—
	Loss on sale or disposal of assets, net	2.5	(2.5)	[D]	—
	Transaction costs	0.4	(0.4)	[E]	—
	Operating income	19.2	49.5		68.7

	Interest expense	47.9	—		47.9
	Loss from CyrusOne equity method investment	1.9	—		1.9
	Other (income) expense, net	(0.3)	—		(0.3)

	(Loss) income before income taxes	(30.3)	49.5		19.2
	Income tax expense	6.4	9.1	[F]	15.5

	Net (loss) income	(36.7)	40.4		3.7

	Preferred stock dividends	2.6	—		2.6

	Net (loss) income applicable to common shareowners	$(39.3)	$40.4		$1.1

	Weighted average diluted common shares	202.8	207.9	[G]	207.9

	Diluted (loss) earnings per common share*	$(0.19)	$0.19		$0.01

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Increased depreciation due to change in the estimated useful lives assigned to wireless network software.

B	Transaction-related compensation represents incentives earned upon completion of CyrusOne's initial public offering.

C	Restructuring charges consist of severance and lease abandonments.

D	Loss on sale or disposal of wireline and wireless network equipment.

E	Transaction costs consist of legal and consulting fees incurred in legal entity restructuring.

F	Tax effect of above adjustments at 40%, partially offset by a gross valuation allowance provision of $10.7 million for Texas margin tax credits.

G	Dilutive effect of common stock equivalents based on net income excluding special items.

*
Diluted earnings per common share have been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			March 31, 2012
		March 31, 2012			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$362.8	$—		$362.8

	Costs and expenses
	Cost of services and products	165.8	—		165.8
	Selling, general and administrative	64.0	—		64.0
	Depreciation and amortization	51.1	—		51.1
	Restructuring charges	0.9	(0.9)	[A]	—
	Operating income	81.0	0.9		81.9

	Interest expense	54.4	—		54.4
	Other expense, net	1.5	(1.4)	[B]	0.1

	Income before income taxes	25.1	2.3		27.4
	Income tax expense	12.5	0.9		13.4

	Net income	12.6	1.4		14.0

	Preferred stock dividends	2.6	—		2.6

	Net income applicable to common shareowners	$10.0	$1.4		$11.4

	Weighted average diluted common shares	201.6	201.6		201.6

	Diluted earnings per common share	$0.05	$0.01		$0.06

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Restructuring charges consist of severance and lease abandonments.

B	Loss on termination of financing obligation.

Cincinnati Bell Inc.
Operating Income excluding CyrusOne
(Unaudited)
(Dollars in millions, except per share amounts)

		For the three months ended March 31, 2013

		Cincinnati Bell				Cincinnati Bell
		including	Data Center			excluding
		CyrusOne	Colocation	Other		CyrusOne

	Revenue	$325.7	(15.6)	(0.3)	[A]	$309.8

	Costs and expenses
	Cost of services and products	161.8	(4.8)	(0.3)	[A]	156.7
	Selling, general and administrative	53.1	(2.4)	—		50.7
	Depreciation and amortization	50.6	(5.2)	—		45.4
	Transaction-related compensation	35.5	—	(20.0)	[B]	15.5
	Restructuring charges	2.6	—	—		2.6
	Loss on sale or disposal of assets, net	2.5	—	—		2.5
	Transaction costs	0.4	—	(0.4)	[C]	—
	Operating income	$19.2	(3.2)	20.4		$36.4

		For the three months ended March 31, 2012

		Cincinnati Bell				Cincinnati Bell
		including	Data Center			excluding
		CyrusOne	Colocation	Other		CyrusOne

	Revenue	$362.8	(52.6)	(0.9)	[A]	$309.3

	Costs and expenses
	Cost of services and products	165.8	(17.3)	(0.9)	[A]	147.6
	Selling, general and administrative	64.0	(6.5)	—		57.5
	Depreciation and amortization	51.1	(15.6)	—		35.5
	Restructuring charges	0.9	—	—		0.9
	Operating income	$81.0	(13.2)	—		$67.8

A	Represents intersegment transactions.
B	Transaction-related compensation paid to CyrusOne related to CyrusOne employees.
C	Transaction costs related to the CyrusOne IPO.

Cincinnati Bell Inc.
Reconciliation of Operating Income (GAAP) Guidance to Adjusted EBITDA (Non-GAAP) Guidance
(Unaudited)
(Dollars in millions)

2013 Operating Income (GAAP) Guidance	$150

Add:

Depreciation and amortization	161
Transaction-related compensation & other costs	43
Restructuring	3
Loss on sale or disposal of assets	3
Pension and other retirement plan expenses	30

2013 Adjusted EBITDA (Non-GAAP) Guidance	$390	*

* Plus or minus 2 percent.

CONTACT:

Cincinnati Bell Inc.
Investor contact:
Josh Duckworth, 513-397-2292
Joshua.Duckworth@cinbell.com

Media contact:
Angela Ginty, 513-397-7144
Angela.Ginty@cinbell.com